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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT


                  We consent to the incorporation by reference in this Registration Statement of Berkshire Hathaway Inc. on Form S-3 of our reports dated March 5, 2002, appearing in the Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 2001 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


                                     /s/ DELOITTE & TOUCHE LLP


Omaha, Nebraska
August 15, 2002